SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                MARCH 20, 2003
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                               NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
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           Exhibits

99.1       Press Release issued March 20, 2003


ITEM 9.    REGULATION FD DISCLOSURE
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NTL Incorporated (NASDAQ: NTLI) announced today that it has appointed Simon
Duffy as Chief Operating Officer with effect from April 1, 2003.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                      By:    /s/ Richard J. Lubasch
                                          ---------------------------------
                                          Name:  Richard J. Lubasch
                                          Title: Executive Vice President -
                                                   General Counsel











Dated: March 20, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Press Release issued March 20, 2003

                                                                   Exhibit 99.1

(NTL LOGO)


       NTL INCORPORATED APPOINTS SIMON DUFFY AS CHIEF OPERATING OFFICER

LONDON, March 20, 2003 - NTL Incorporated (NASDAQ: NTLI) announced today that it has appointed Simon Duffy as Chief Operating Officer with effect from April 1, 2003.

Formerly Chief Financial Officer of Orange plc, Mr. Duffy will be responsible for running the company's day-to-day operations. Primary responsibilities shall include focusing the company on the pursuit of profitable growth, the advancement of product development and rededicating the organization to customer service excellence. Mr. Duffy will report to Barclay Knapp, Chief Executive Officer and will be based in the company's operational headquarters in Hook, Hampshire. Mr. Duffy's appointment completes the formulation of NTL's executive management team. He will join Barclay Knapp and Scott Schubert, Chief Financial Officer, and will be directly supported by Aizad Hussain, Managing Director Home Division, Tom Bennie, Managing Director Business Division, and Peter Douglas, Managing Director Broadcast Division.

At Orange, Mr. Duffy was responsible for financial management across the group. He successfully reduced company overhead costs and developed a plan to increase operating cash flow during a challenging operating environment as well as difficult capital markets.

Prior to Orange, Mr. Duffy was Chief Executive Officer of Denmark-based wireless data company END2END. He joined END2END in 2001 from Internet service provider World Online International NV. At World Online, Mr. Duffy served as CEO & Deputy Chairman and led the initial public offering of the company and subsequent sale to Tiscali SPA. Prior to his tenure at World Online, Mr. Duffy spent eight years at EMI Group plc, first as Group Finance Director of THORN EMI and later, following Group's demerger, as Deputy Chairman and Group Finance Director of EMI Group. Prior to EMI Group, Mr. Duffy worked at Guinness plc as Director of Corporate Finance. He was promoted to Operations Director of United Distillers in 1989.

Barclay Knapp, Chief Executive Officer of NTL, said "Simon's appointment is great news for NTL. His extensive knowledge regarding industry-related issues and his track record of delivering solid operational and financial performance bodes well for our shareholders. I look forward to working closely with Simon to make NTL a profitable and successful company. The entire NTL team welcomes him warmly."

                                    - Ends -

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated, budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: general economic and business conditions and other matters.


For further information, please contact:

In the UK:
Analysts, Debt and Equity Holders:
Virginia Ramsden, +44 (0)20 7746 6826, or via e-mail at
  investorrelations@ntl.com
  -------------------------

Media:
Alison Kirkwood  +44 (0) 1256 752662 / (0) 7788 186 154
Justine Parrish, +44 (0)20 7746 4096 / (0)7966 421 991
Richard Oldworth, Jeremy Garcia or Mark Edwards - Buchanan Communications
Tel: +44 (0)20 7466 5000

In the US:
Analysts, Debt and Equity Holders:
Bret Richter, Senior Vice President Corporate Finance and Development Tamar Gerber, Director Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com
                                         ---------------------------
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More on NTL:

o NTL Incorporated (NASDAQ: NTLI) offers a wide range of communications services to residential and business customers throughout the UK and Ireland.

o NTL's fibre-optic broadband network passes 8.4 million homes in the UK including London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Ireland has an extensive network using fibre-optic, broadband coax & copper, broadcast, satellite and radio technologies to provide services to its 370,000 customers in Dublin, Galway and Waterford.

o An online media centre is available at www.ntl.com/mediacentre featuring recent press releases, fact sheet, recapitalisation history and key dates, photography and logos.